UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2013 (August 22, 2013)

AdvanSource Biomaterials Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28034	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

229 Andover Street, Wilmington, Massachusetts,	01887
(Address of Principal Executive Offices)	(Zip Code)

(978) 657-0075
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement

On August 22, 2013, the Company entered into Promissory Notes in the aggregate principal amount of $100,000 (the “Notes”) with three shareholders and the Company’s chief executive officer and chief financial officer (the “Investors”). The Notes have a six-month term, bear interest at the rate of 1.75% per month and all principal and accrued interest, if any, is due and payable on or before February 21, 2014. In lieu of cash payment of interest, the Investors chose to receive Warrants exercisable into an aggregate 435,000 shares of the Company’s common stock. The Warrants have a one-year term and are exercisable at a 150% premium over the closing price of the Company’s common stock as of August 21, 2013, or $0.075 per share. The Notes are secured by accounts receivable from certain customers. Copies of the Security Agreement, Form of Promissory Note, and Form of Warrant Agreement are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Form 8-K.

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures in Item 1.01 above, which are incorporated herein by reference.

Item 7.01.

Regulation FD Disclosure

On August 27, 2013, the Company issued a press release described in Item 1.01 and 2.03 above. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

The press release furnished under Item 7.01, including exhibit 99.1, of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.

Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Security Agreement entered into as of August 22, 2013 by and between Robert Detwiler, on his own behalf and as Agent for the other Lenders, and Advansource Biomaterials Corporation.
10.2	Form of Promissory Note in the aggregate amount of $100,000 entered into as of August 22, 2013 by and between each individual Lender and Advansource Biomaterials Corporation.
10.3	Form of Common Stock Purchase Warrant in the aggregate amount of 435,000 shares entered into as of August 22, 2013 by and between each individual Lender and Advansource Biomaterials Corporation.
99.1	Press Release of Advansource Biomaterials Corporation dated August 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANSOURCE BIOMATERIALS CORPORATION

By:  /s/ Michael F. Adams____

Michael F. Adams

President & CEO

Dated:  August 28, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Security Agreement entered into as of August 22, 2013 by and between Robert Detwiler, on his own behalf and as Agent for the other Lenders, and Advansource Biomaterials Corporation.
10.2	Form of Promissory Note in the aggregate amount of $100,000 entered into as of August 22, 2013 by and between each individual Lender and Advansource Biomaterials Corporation.
10.3	Form of Common Stock Purchase Warrant in the aggregate amount of 435,000 shares entered into as of August 22, 2013 by and between each individual Lender and Advansource Biomaterials Corporation.
99.1	Press Release of Advansource Biomaterials Corporation dated August 27, 2013.